Exhibit 10.8

NEC Partnership
101 High Street
Westwood, MA 02090

May 5, 2005

Chinmay Chatterjee, CEO
Integrated Pharmaceuticals, Inc.
310 Authority Drive
Fitchburg, MA 01420

Re:	Amendment to First Amendment and Restated Patent License Agreement (the “License”)

Dear Mr. Chatterjee:

On behalf of NEC Partnership, the Licensor under the above-referenced License, we hereby agree to modify section 5.4 of the License as follows:

1.	by changing the commencement date for the payment of quarterly installments of royalties from the 4th quarter of 2004 to the 4th quarter of 2005; and
2.	by changing the commencement date for the requirement to achieve annual sales of not less than $5 million from calendar year 2005 to calendar year 2007.

To indicate the acceptance of Integrated Pharmaceuticals Inc. to these revised terms, please sign the acceptance line below.

Very truly yours,

NEC PARTNERSHIP

/s/ Edward D. Furtado

Edward D. Furtado, Partner

ACCEPTED AND AGREED:

INTEGRATED PHARMACEUTICALS, INC.

/s/ Chinmay Chatterjee

By: Chinmay Chatterjee
Its: CEO